UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 10, 2010
Move, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26659 (Commission File Number)	95-4438337 (IRS Employer Identification No.)
910 East Hamilton Avenue
Campbell, California 95008
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (408) 558-3700

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 9.01 Financial Statements and Exhibits.

SIGNATURE

EXHIBIT INDEX

EX-10.1
EX-99.1

Item 1.01     Entry into a Material Definitive Agreement.
On September 10, 2010, RealSelect, Inc. (“RealSelect”), a wholly owned subsidiary of Move, Inc. (the “Company”), and Realtors Information Network, Inc.(“RIN”), a wholly-owned subsidiary of the National Association of REALTORS (the “NAR”), entered into an amendment (the “Amendment”) of the Operating Agreement entered into by and between them on November 26, 1996 (the “Operating Agreement”). The Operating Agreement is listed in the Company’s annual report on Form 10-K for the 2009 fiscal year (filed on March 5, 2010), as entry no. 10.01.1 of Item 15 — Exhibits and Financial Statement Schedules. RealSelect operates the REALTOR.com® website (the “Site”) pursuant to the Operating Agreement. The Amendment is effective as of September 10, 2010.
The Company’s relationship with the NAR extends beyond the Operating Agreement and its primary subject matter, the REALTOR.com® website: the NAR, as indicated in the Company’s Proxy Statement filed April 28, 2010, is a holder of common stock in the Company and is the holder of the Company’s sole share of Series A preferred stock; it has the right to name one of the Company’s directors; and it is important in the context of certain risk factors as disclosed in the Company’s annual report on Form 10-K for the 2009 fiscal year (filed on March 5, 2010) and in each of the Company’s subsequent quarterly reports on Form 10-Q.
The Amendment is one result of the proceedings and discussions related to the Operating Agreement that the Company disclosed in its quarterly report on Form 10-Q for the quarter ended June 30, 2010 (filed on August 6, 2010), under “NAR relationship” in Item 1A (Risk Factors) — Risks Related to our Business. The Amendment provides that RealSelect may make changes to the features, designs and layout of the Site without needing the prior approval of RIN, subject to certain exceptions. The Amendment further provides for greater discretion in RealSelect with respect to content additions and establishes certain mutual cooperation and discretionary approval processes regarding new or additional content possibilities.
The foregoing summary is qualified in its entirety by the full text of the Amendment attached as Exhibit 10.1 to this current report. The Company has also attached, as Exhibit 99.1 to this current report, a press release issued on September 16, 2010, by the Company and the NAR regarding the Amendment.

Item 9.01     Financial Statements and Exhibits.
(d)	Exhibits
10.1	Amendment dated September 10, 2010, to the Operating Agreement by and between Realtors Information Network, Inc. and RealSelect, Inc.

99.1	Press Release issued by Move, Inc. on September 16, 2010, regarding the Amendment dated September 10, 2010, to the Operating Agreement by and between Realtors Information Network, Inc. and RealSelect, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVE, INC.
Date: September 16, 2010	By:	/s/ James S. Caulfield
James S. Caulfield
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment dated September 10, 2010, to the Operating Agreement by and between Realtors Information Network, Inc. and RealSelect, Inc.*

* Portions of this document/exhibit have been redacted pursuant to an application submitted to the U.S. Securities and Exchange Commission requesting confidential treatment of the omitted portions; such omitted portions have been filed separately with the Commission.

99.1
Press Release issued by Move, Inc. and the NAR on September 16, 2010, regarding the Amendment dated September 10, 2010, to the Operating Agreement by and between Realtors Information Network, Inc. and RealSelect, Inc.